SCHEDULE A

(as of September 21, 2018)

Portfolio	Initial Board Approval Date	Initial Effective Date	Exchange (Ticker)	Termination Date
Invesco BulletShares 2018 Corporate Bond ETF	12/19/2017	4/6/2018	NYSE Arca, Inc. (BSCI)	04/30/19
Invesco BulletShares 2018 High Yield Corporate Bond ETF	12/19/2017	4/6/2018	NYSE Arca, Inc. (BSJI)	04/30/19
Invesco BulletShares 2019 Corporate Bond ETF	12/19/2017	4/6/2018	NYSE Arca, Inc. (BSCJ)	04/30/19
Invesco BulletShares 2019 High Yield Corporate Bond ETF	12/19/2017	4/6/2018	NYSE Arca, Inc. (BSJJ)	04/30/19
Invesco BulletShares 2020 Corporate Bond ETF	12/19/2017	4/6/2018	NYSE Arca, Inc. (BSCK)	04/30/19
Invesco BulletShares 2020 High Yield Corporate Bond ETF	12/19/2017	4/6/2018	NYSE Arca, Inc. (BSJK)	04/30/19
Invesco BulletShares 2021 Corporate Bond ETF	12/19/2017	4/6/2018	NYSE Arca, Inc. (BSCL)	04/30/19
Invesco BulletShares 2021 High Yield Corporate Bond ETF	12/19/2017	4/6/2018	NYSE Arca, Inc. (BSJL)	04/30/19
Invesco BulletShares 2022 Corporate Bond ETF	12/19/2017	4/6/2018	NYSE Arca, Inc. (BSCM)	04/30/19
Invesco BulletShares 2022 High Yield Corporate Bond ETF	12/19/2017	4/6/2018	NYSE Arca, Inc. (BSJM)	04/30/19
Invesco BulletShares 2023 Corporate Bond ETF	12/19/2017	4/6/2018	NYSE Arca, Inc. (BSCN)	04/30/19
Invesco BulletShares 2023 High Yield Corporate Bond ETF	12/19/2017	4/6/2018	NYSE Arca, Inc. (BSJN)	04/30/19
Invesco BulletShares 2024 Corporate Bond ETF	12/19/2017	4/6/2018	NYSE Arca, Inc. (BSCO)	04/30/19
Invesco BulletShares 2024 High Yield Corporate Bond ETF	12/19/2017	4/6/2018	NYSE Arca, Inc. (BSJO)	04/30/19
Invesco BulletShares 2025 Corporate Bond ETF	12/19/2017	4/6/2018	NYSE Arca, Inc. (BSCP)	04/30/19
Invesco BulletShares 2025 High Yield Corporate Bond ETF	12/19/2017	4/6/2018	NYSE Arca, Inc. (BSJP)	04/30/19
Invesco BulletShares® 2026 High Yield Corporate Bond ETF	06/14/2018	8/9/2018	NYSE Arca, Inc. (BSJQ)	04/30/20
Invesco BulletShares 2026 Corporate Bond ETF	12/19/2017	4/6/2018	NYSE Arca, Inc. (BSCQ)	04/30/19
Invesco BulletShares 2027 Corporate Bond ETF	12/19/2017	4/6/2018	NYSE Arca, Inc. (BSCR)	04/30/19
Invesco BulletShares® 2028 Corporate Bond ETF	06/14/2018	8/9/2018	NYSE Arca, Inc. (BSCS)	04/30/20
Invesco BulletShares® 2021 USD Emerging Markets Debt ETF	06/14/2018	[ ]	[Exchange (Ticker)]	04/30/20
Invesco BulletShares® 2022 USD Emerging Markets Debt ETF	06/14/2018	[ ]	[Exchange (Ticker)]	04/30/20

Self-Indexed Fund Trust - Distribution Agreement 09.21.18 schedule

Invesco BulletShares® 2023 USD Emerging Markets Debt ETF	06/14/2018	[ ]	[Exchange (Ticker)]	04/30/20
Invesco BulletShares® 2024 USD Emerging Markets Debt ETF	06/14/2018	[ ]	[Exchange (Ticker)]	04/30/20
Invesco Defensive Equity ETF	12/19/2017	4/6/2018	NYSE Arca, Inc. (DEF)	04/30/19
Invesco Emerging Markets Debt Defensive ETF	06/14/2018	07/25/2018	NYSE Arca, Inc. (IEMD)	04/30/20
Invesco Emerging Markets Debt Value ETF	06/14/2018	07/25/2018	NYSE Arca, Inc. (IEMV)	04/30/20
Invesco Corporate Income Defensive ETF	06/14/2018	07/25/2018	NYSE Arca, Inc. (IHYD)	04/30/20
Invesco Corporate Income Value ETF	06/14/2018	07/25/2018	NYSE Arca, Inc. (IHYV)	04/30/20
Invesco Investment Grade Defensive ETF	06/14/2018	07/25/2018	NYSE Arca, Inc. (IIGD)	04/30/20
Invesco Investment Grade Value ETF	06/14/2018	07/25/2018	NYSE Arca, Inc. (IIGV)	04/30/20
Invesco Multi-Factor Core Fixed Income ETF	06/14/2018	07/25/2018	NYSE Arca, Inc. (IMFC)	04/30/20
Invesco Multi-Factor Core Plus Fixed Income ETF	06/14/2018	07/25/2018	NYSE Arca, Inc. (IMFP)	04/30/20
Invesco Multi-Factor Defensive Core Fixed Income ETF	09/21/18	[ ]	[Cboe BZX Exchange, Inc. (Ticker)]	04/30/20
Invesco Multi-Factor Income ETF	09/21/18	[ ]	[Cboe BZX Exchange, Inc. (Ticker)]	04/30/20
Invesco Multi-Factor Large Cap ETF	12/19/2017	4/6/2018	NYSE Arca, Inc.	04/30/19
Invesco Strategic US ETF	06/14/2018	9/12/2018	NASDAQ Stock Market LLC (IUS)	04/30/20
Invesco Strategic US Small Company ETF	06/14/2018	9/12/2018	NASDAQ Stock Market LLC (IUSS)	04/30/20
Invesco Strategic Developed ex-US ETF	06/14/2018	9/12/2018	NASDAQ Stock Market LLC (ISDX)	04/30/20
Invesco Strategic Developed ex-US Small Company ETF	06/14/2018	9/12/2018	NASDAQ Stock Market LLC (ISDS)	04/30/20
Invesco Strategic Emerging Markets ETF	06/14/2018	9/12/2018	NASDAQ Stock Market LLC (ISEM)	04/30/20
Invesco U.S. Large Cap Optimized Volatility ETF	12/19/2017	4/6/2018	NYSE Arca, Inc.	04/30/19

Self-Indexed Fund Trust - Distribution Agreement 09.21.18 schedule

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed in duplicate on the day and year first above written.

Invesco Exchange-Traded Self-Indexed Fund Trust, on behalf of each Fund listed on Schedule A

By:	/s/ Daniel E. Draper
	Name:	Daniel E. Draper
	Title:	President

Invesco Distributors, Inc.

By:	/s/ Brian C. Thorp
	Name:	Brian C. Thorp
	Title:	Vice President

Self-Indexed Fund Trust - Distribution Agreement 09.21.18 schedule